UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03495

DWS Money Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

Cash Reserves Fund Institutional

Annual Report

to Shareholders

December 31, 2012

Contents
Cash Reserves Fund Institutional
3 Portfolio Management Review
7 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
Cash Management Portfolio
19 Investment Portfolio
40 Statement of Assets and Liabilities
41 Statement of Operations
42 Statement of Changes in Net Assets
43 Financial Highlights
44 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Investment Management Agreement Approval
54 Summary of Management Fee Evaluation by Independent Fee Consultant
58 Board Members and Officers
64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the fund may have a significant adverse effect on the share price of the fund. See the prospectus for specific details regarding the fund's risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dbadvisorsliquidity.com/US for the fund's most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective
The fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio, which will invest directly in securities and other instruments. The Cash Management Portfolio has the same investment objective as the fund.

During the first quarter of 2012, efforts by the European Central Bank (ECB) to ensure adequate funding access at low rates for the Continent's major banks momentarily reassured investors and led to a rally in global financial markets. However, in May 2012, we saw another dramatic "flight to quality," as worries concerning Greece's upcoming elections and continuingly worsening conditions for Spanish and Italian banks led global and domestic investors to abandon risk assets. Toward the close of the period, any negative economic data was overshadowed by investor anticipation of more substantial Central Bank actions. First, the ECB lowered its interest rate for bank reserves. Then, the head of the ECB, Mario Draghi, stated that the Central Bank would do "whatever it takes" to preserve the euro. In addition, the fact that Germany has hinted that it may be willing to participate in a European quantitative easing program provided substantial encouragement to investors. Lastly, in December 2012, the U.S. Federal Reserve Board (the Fed) altered its guidance regarding rate levels, stating that it would maintain short-term interest rates near zero until U.S. unemployment dropped below 6.5%, and as long as inflation levels did not exceed 2.5%.

Fund Performance (as of December 31, 2012)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in this fund is not insured or guaranteed by the FDIC or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield
December 31, 2012	.05%*
December 31, 2011	.01%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at www.dbadvisorsliquidity.com/US for the product's most recent month-end performance.

Positive Contributors to Fund Performance

Over the period, we continued to hold a large percentage of fund assets in short-maturity instruments for liquidity purposes as well as for high quality and yield. We also maintained a relatively conservative average maturity, with fund assets broadly diversified among a number of geographical areas for money market investment, such as Canada, Scandinavia, the United States and the United Kingdom. Because we believed that overnight money market yields would decline due to heavy investor demand, at certain times during the course of the reporting period, we permitted the fund's weighted average maturity to lengthen somewhat to seek to capture additional yield for the portfolio.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have shorter maturities and lower yields than issues carrying more risk. We preferred to be cautious during a time of market fluctuation. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

In the United States, we continue to foresee an artificially low interest rate environment because of a decline in the volume of money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety. Going forward, we will continue to be highly selective when adding credits in longer maturities. We also plan to remain flexible in order to react quickly to any shift in the tone of the investment markets.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government or other securities are purchased from the market in an effort to increase monetary supply and to produce the desired effect of raising interest rates.

Weighted average maturity — the average maturity of all the securities that make up a fund portfolio, expressed in days or years.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investment in Cash Management Portfolio, at value	$1,657,102,109
Receivable for Fund shares sold	351,650
Other assets	2,454
Total assets	1,657,456,213
Liabilities
Distributions payable	14,796
Accrued Trustees' fees	1,488
Other accrued expenses and payables	176,270
Total liabilities	192,554
Net assets, at value	$1,657,263,659
Net Assets Consist of
Accumulated net realized gain (loss)	(261,438)
Paid-in capital	1,657,525,097
Net assets, at value	$1,657,263,659
Net Asset Value
Net Asset Value, offering and redemption price per share ($1,657,263,659 ÷ 1,657,713,872 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income and expenses allocated from Cash Management Portfolio: Interest	$6,451,454
Expenses*	(3,162,531)
Net investment income allocated from Cash Management Portfolio	3,288,923
Expenses: Administration fee	2,258,539
Services to shareholders	94,903
Service fees	49,027
Professional fees	35,156
Reports to shareholders	36,298
Registration fees	27,193
Trustees' fees and expenses	6,223
Other	18,130
Total expenses before expense reductions	2,525,469
Expense reductions	(944,944)
Total expenses after expense reductions	1,580,525
Net investment income	1,708,398
Net realized gain (loss) allocated from Cash Management Portfolio	14,130
Net increase (decrease) in net assets resulting from operations	$1,722,528

* Net of $568,445 Advisor reimbursement allocated from Cash Management Portfolio for the year ended December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$1,708,398	$1,229,813
Net realized gain (loss)	14,130	145,460
Net increase (decrease) in net assets resulting from operations	1,722,528	1,375,273
Distributions to shareholders from: Net investment income	(1,708,401)	(1,256,917)
Fund share transactions: Proceeds from shares sold	20,287,957,169	17,690,479,605
Reinvestment of distributions	1,213,016	861,333
Payments for shares redeemed	(20,625,004,225)	(19,738,223,929)
Net increase (decrease) in net assets from Fund share transactions	(335,834,040)	(2,046,882,991)
Increase (decrease) in net assets	(335,819,913)	(2,046,764,635)
Net assets at beginning of period	1,993,083,572	4,039,848,207
Net assets at end of period (including undistributed net investment income of $0 and $0, respectively)	$1,657,263,659	$1,993,083,572
Other Information
Shares outstanding at beginning of period	1,993,547,912	4,040,430,903
Shares sold	20,287,957,169	17,690,479,605
Shares issued to shareholders in reinvestment of distributions	1,213,016	861,333
Shares redeemed	(20,625,004,225)	(19,738,223,929)
Net increase (decrease) in Fund shares	(335,834,040)	(2,046,882,991)
Shares outstanding at end of period	1,657,713,872	1,993,547,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2012	2011		2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00
Income from investment operations: Net investment income	.001	.000	a	.001	.004	.027
Net realized gain (loss)a	.000	.000		.000	.000	.000
Total from investment operations	.001	.000	a	.001	.004	.027
Less distributions from: Net investment income	(.001)	(.000	)a	(.001)	(.004)	(.027)
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return (%)b	.07	.05		.13	.41	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,657	1,993		4,040	6,409	4,409
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.28	.28		.28	.31	.29
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.21	.21		.20	.21	.19
Ratio of net investment income (%)	.07	.05		.12	.36	2.86
a Amount is less than $.0005. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Reserves Fund Institutional (the "Fund'') is a series of DWS Money Market Trust (the "Trust''), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a feeder fund that seeks to achieve its investment objective by investing substantially all of its investable assets in a master portfolio, the Cash Management Portfolio (the "Portfolio''), an open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA'' or the "Advisor''), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2012, the Fund owned approximately 7% of the Portfolio.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $261,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(261,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income	$1,708,401	$1,256,917

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives an allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor serves as the investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure listed above in Note A.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2012 through September 30, 2013, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.21% of the Fund's average daily net assets.

Accordingly, for the year ended December 31, 2012, the Administration Fee was $2,258,539, of which $816,790 was waived and $117,806 is unpaid.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DISC aggregated $79,057, all of which was waived.

In addition, for the year ended December 31, 2012, the Advisor reimbursed the Fund $70 of sub-recordkeeping expense.

Shareholder Servicing Fee. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended December 31, 2012, the Service Fee was as follows:
	Total Aggregated	Waived	Annual Effective Rate
Cash Reserves Fund Institutional	$49,027	$49,027	.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $19,025, of which $9,958 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2012, there was one shareholder account that held approximately 12% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Money Market Trust and Shareholders of Cash Reserves Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Reserves Fund Institutional (hereafter referred to as the "Fund'') at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return*
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,000.35
Expenses Paid per $1,000**	$1.06
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,024.08
Expenses Paid per $1,000**	$1.07

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio
Cash Reserves Fund Institutional	.21%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total of 3.93% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2012
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.7%
Australia & New Zealand Banking Group Ltd., 0.255%, 4/23/2013	109,000,000	109,001,694
Banco del Estado de Chile:
0.285%, 3/7/2013	60,000,000	60,000,000
0.3%, 2/8/2013	68,498,000	68,498,000
Bank of China Ltd.:
0.41%, 2/15/2013	73,000,000	73,000,912
0.42%, 3/1/2013	12,500,000	12,500,205
Bank of Montreal, 0.22%, 3/6/2013	100,000,000	100,000,000
Bank of Nova Scotia, 0.24%, 4/11/2013	100,000,000	100,000,000
Berkshire Hathaway Finance Corp., 4.5%, 1/15/2013	16,000,000	16,026,152
China Construction Bank Corp.:
0.3%, 1/11/2013	100,000,000	100,000,000
0.31%, 3/5/2013	68,000,000	68,000,000
0.31%, 3/12/2013	50,000,000	50,000,000
0.34%, 2/26/2013	165,804,000	165,804,000
0.35%, 1/2/2013	84,000,000	84,000,000
DnB Bank ASA, 0.23%, 2/4/2013	75,000,000	75,000,000
DZ Bank:
0.22%, 2/8/2013	101,000,000	101,000,000
0.24%, 2/22/2013	88,000,000	88,000,000
0.25%, 3/1/2013	142,000,000	142,000,000
0.26%, 1/18/2013	110,000,000	110,000,000
Export Development Canada, 144A, 0.335%, 5/23/2013	19,000,000	19,000,000
General Electric Capital Corp., 5.45%, 1/15/2013	21,126,000	21,166,986
Industrial & Commercial Bank of China:
0.3%, 3/1/2013	110,481,000	110,481,000
0.31%, 2/26/2013	82,200,000	82,200,000
0.31%, 3/19/2013	100,000,000	100,000,000
Microsoft Corp., 0.875%, 9/27/2013	6,151,000	6,179,577
Mitsubishi UFJ Trust & Banking Corp., 0.26%, 1/11/2013	51,000,000	51,000,000
Nordea Bank Finland PLC:
0.24%, 2/5/2013	165,410,000	165,410,000
0.24%, 3/25/2013	43,000,000	43,000,000
0.29%, 5/20/2013	46,950,000	46,951,802
0.3%, 6/13/2013	80,000,000	80,000,000
0.3%, 6/14/2013	58,000,000	58,000,000
0.31%, 3/18/2013	60,000,000	60,000,000
0.31%, 3/21/2013	40,000,000	39,999,999
Norinchukin Bank:
0.21%, 1/4/2013	67,000,000	67,000,000
0.29%, 1/4/2013	15,000,000	15,000,112
Oversea-Chinese Banking Corp., Ltd.:
0.2%, 1/14/2013	27,000,000	26,999,951
0.2%, 1/22/2013	40,000,000	40,000,000
Rabobank Nederland NV:
0.45%, 3/6/2013	30,000,000	30,001,596
0.5%, 3/15/2013	133,500,000	133,500,000
Skandinaviska Enskilda Banken AB:
0.26%, 2/25/2013	42,499,000	42,499,000
0.26%, 2/26/2013	50,000,000	50,000,000
0.28%, 3/1/2013	150,000,000	150,004,903
0.3%, 1/2/2013	115,000,000	115,000,000
0.91%, 1/16/2013	30,000,000	30,008,607
Standard Chartered Bank, 0.57%, 1/14/2013	20,500,000	20,502,364
Svenska Handelsbanken AB:
0.24%, 2/5/2013	40,000,000	40,000,194
0.245%, 1/16/2013	149,000,000	149,000,310
Toronto-Dominion Bank:
0.3%, 4/22/2013	50,000,000	50,006,154
0.494%, 7/26/2013	41,000,000	41,053,987
Total Certificates of Deposit and Bank Notes (Cost $3,406,797,505)		3,406,797,505

Collateralized Mortgage Obligation 0.2%
The Superannuation Members Home Loan Programme, "A1", Series 2012-1, 0.61%*, 3/20/2013 (Cost $38,500,000)	38,500,000	38,500,000

Commercial Paper 45.8%
Issued at Discount** 41.9%
Alpine Securitzation:
0.21%, 1/22/2013	100,000,000	99,987,750
144A, 0.21%, 2/14/2013	174,000,000	173,955,340
Antalis U.S. Funding Corp., 144A, 0.3%, 2/1/2013	73,700,000	73,680,961
ANZ National International Ltd.:
0.27%, 1/30/2013	34,300,000	34,292,540
0.3%, 3/13/2013	50,000,000	49,970,417
Autobahn Funding Co., LLC:
144A, 0.2%, 1/3/2013	25,000,000	24,999,722
144A, 0.2%, 1/10/2013	4,890,000	4,889,756
144A, 0.31%, 1/7/2013	34,500,000	34,498,275
BNZ International Funding Ltd.:
144A, 0.2%, 1/14/2013	50,000,000	49,996,389
144A, 0.205%, 1/18/2013	50,000,000	49,995,160
Caisse des Depots et Consignations:
144A, 0.23%, 1/15/2013	50,000,000	49,995,528
144A, 0.25%, 2/15/2013	67,100,000	67,079,031
144A, 0.27%, 3/6/2013	89,000,000	88,957,280
144A, 0.28%, 3/28/2013	50,000,000	49,966,556
Catholic Health Initiatives, 0.2%, 1/8/2013	6,400,000	6,399,751
Coca-Cola Co.:
0.21%, 2/7/2013	50,000,000	49,989,208
0.21%, 3/13/2013	2,996,000	2,994,759
0.24%, 3/4/2013	50,000,000	49,979,333
Collateralized Commercial Paper Co., LLC:
0.3%, 3/11/2013	87,000,000	86,949,975
0.33%, 4/4/2013	100,000,000	99,914,750
0.34%, 3/12/2013	47,700,000	47,668,465
Commonwealth Bank of Australia:
144A, 0.23%, 1/30/2013	83,000,000	82,984,622
144A, 0.27%, 6/17/2013	50,000,000	49,937,375
CPPIB Capital, Inc.:
0.14%, 1/9/2013	23,859,000	23,858,258
0.18%, 1/29/2013	100,000,000	99,986,000
0.2%, 4/2/2013	19,517,000	19,507,133
0.215%, 3/1/2013	180,000,000	179,936,575
DBS Bank Ltd.:
144A, 0.4%, 1/24/2013	50,000,000	49,987,222
144A, 0.44%, 1/11/2013	50,000,000	49,993,889
DnB Bank ASA:
0.26%, 4/5/2013	100,000,000	99,932,111
0.26%, 4/8/2013	108,000,000	107,924,340
Erste Abwicklungsanstalt:
0.3%, 1/22/2013	5,000,000	4,999,125
0.39%, 7/16/2013	30,000,000	29,936,300
0.39%, 7/17/2013	100,000,000	99,786,583
0.39%, 7/22/2013	30,500,000	30,433,256
0.41%, 8/1/2013	75,000,000	74,818,917
0.42%, 5/21/2013	39,200,000	39,135,973
0.425%, 7/8/2013	22,000,000	21,951,172
0.425%, 8/1/2013	25,000,000	24,937,431
0.43%, 7/19/2013	50,000,000	49,881,153
0.43%, 8/13/2013	19,200,000	19,148,629
0.44%, 6/25/2013	26,178,000	26,122,008
0.45%, 4/24/2013	50,000,000	49,929,375
0.46%, 4/11/2013	40,000,000	39,948,889
0.48%, 5/2/2013	40,946,000	40,879,940
0.5%, 2/19/2013	58,000,000	57,960,528
0.5%, 4/18/2013	619,000	618,080
0.5%, 6/7/2013	50,000,000	49,890,972
0.5%, 6/12/2013	30,000,000	29,932,500
0.52%, 3/15/2013	43,250,000	43,204,395
0.52%, 7/17/2013	25,000,000	24,928,861
0.53%, 7/1/2013	50,000,000	49,866,764
0.54%, 4/18/2013	13,259,000	13,237,719
0.55%, 2/26/2013	50,000,000	49,957,222
0.56%, 3/20/2013	76,000,000	75,907,787
0.57%, 1/8/2013	45,000,000	44,995,013
0.57%, 4/23/2013	60,000,000	59,893,600
0.58%, 4/10/2013	75,891,000	75,769,954
0.7%, 1/11/2013	38,000,000	37,992,611
General Electric Capital Corp.:
0.2%, 4/22/2013	494,000	493,695
0.35%, 1/9/2013	132,100,000	132,089,726
Google, Inc.:
0.085%, 1/3/2013	100,000,000	99,999,528
0.17%, 2/5/2013	43,900,000	43,892,744
Gotham Funding Corp.:
144A, 0.2%, 1/3/2013	50,000,000	49,999,444
144A, 0.2%, 1/4/2013	55,000,000	54,999,083
144A, 0.2%, 1/11/2013	20,950,000	20,948,836
0.21%, 1/7/2013	38,000,000	37,998,670
144A, 0.25%, 2/6/2013	30,000,000	29,992,500
Hannover Funding Co., LLC:
0.359%, 1/3/2013	27,000,000	26,999,460
0.36%, 1/7/2013	30,000,000	29,998,200
0.36%, 1/11/2013	31,000,000	30,996,900
0.36%, 1/15/2013	40,000,000	39,994,400
0.38%, 1/28/2013	20,500,000	20,494,158
Johnson & Johnson:
144A, 0.12%, 1/10/2013	200,000,000	199,994,000
144A, 0.12%, 5/22/2013	100,000,000	99,953,000
144A, 0.12%, 5/23/2013	200,000,000	199,905,333
Kells Funding LLC:
144A, 0.28%, 2/13/2013	40,000,000	39,986,622
144A, 0.34%, 5/28/2013	49,000,000	48,931,972
144A, 0.41%, 4/4/2013	65,000,000	64,931,154
144A, 0.42%, 4/2/2013	32,500,000	32,465,496
144A, 0.44%, 4/24/2013	54,000,000	53,925,420
144A, 0.46%, 4/17/2013	36,000,000	35,951,240
144A, 0.5%, 1/8/2013	50,000,000	49,995,139
144A, 0.54%, 2/19/2013	35,000,000	34,974,275
144A, 0.55%, 2/25/2013	43,000,000	42,963,868
144A, 0.56%, 3/20/2013	30,000,000	29,963,600
144A, 0.57%, 3/1/2013	16,500,000	16,484,586
144A, 0.59%, 1/11/2013	75,000,000	74,987,708
144A, 0.59%, 1/22/2013	67,000,000	66,976,941
Kimberly-Clark Worldwide, Inc., 144A, 0.12%, 1/8/2013	13,000,000	12,999,697
Kreditanstalt Fuer Wiederaufbau:
144A, 0.2%, 1/11/2013	70,000,000	69,996,111
144A, 0.2%, 1/17/2013	50,000,000	49,995,556
144A, 0.2%, 1/18/2013	5,265,000	5,264,503
144A, 0.2%, 1/22/2013	50,000,000	49,994,167
144A, 0.2%, 1/25/2013	81,000,000	80,989,200
144A, 0.2%, 3/1/2013	100,000,000	99,967,222
144A, 0.2%, 3/7/2013	70,000,000	69,974,722
144A, 0.2%, 3/12/2013	125,200,000	125,151,311
144A, 0.2%, 3/19/2013	64,000,000	63,972,622
144A, 0.205%, 2/14/2013	85,000,000	84,978,703
Liberty Street Funding LLC:
144A, 0.2%, 1/9/2013	44,500,000	44,498,022
144A, 0.2%, 1/11/2013	100,000,000	99,994,445
0.21%, 1/16/2013	44,000,000	43,996,150
144A, 0.21%, 1/18/2013	100,000,000	99,990,083
Manhattan Asset Funding Co., LLC:
144A, 0.209%, 1/3/2013	55,000,000	54,999,358
144A, 0.21%, 1/2/2013	35,000,000	34,999,796
144A, 0.21%, 1/14/2013	31,250,000	31,247,630
144A, 0.219%, 1/11/2013	51,000,000	50,996,883
Market Street Funding LLC:
144A, 0.2%, 1/7/2013	55,000,000	54,998,167
144A, 0.22%, 3/14/2013	24,000,000	23,989,440
Matchpoint Master Trust, 0.3%, 2/21/2013	5,194,000	5,191,793
Nestle Capital Corp., 0.26%, 3/22/2013	120,000,000	119,930,667
Nestle Finance International Ltd.:
0.24%, 3/19/2013	205,200,000	205,094,664
0.25%, 4/15/2013	21,700,000	21,684,328
0.26%, 3/25/2013	42,000,000	41,974,823
0.27%, 5/7/2013	110,000,000	109,896,050
New York Life Capital Corp.:
144A, 0.17%, 2/7/2013	5,640,000	5,639,015
144A, 0.17%, 2/7/2013	3,000,000	2,999,476
144A, 0.17%, 3/14/2013	30,665,000	30,654,574
144A, 0.18%, 1/3/2013	15,320,000	15,319,847
Nieuw Amsterdam Receivables Corp.:
144A, 0.2%, 2/6/2013	26,658,000	26,652,668
144A, 0.22%, 1/14/2013	25,000,000	24,998,014
Nordea North America, Inc.:
0.24%, 2/8/2013	35,000,000	34,991,133
0.32%, 3/18/2013	48,000,000	47,967,573
NRW. Bank, 0.19%, 1/8/2013	10,000,000	9,999,631
Procter & Gamble Co.:
0.14%, 1/23/2013	5,000,000	4,999,572
0.15%, 1/10/2013	50,000,000	49,998,125
0.16%, 1/15/2013	74,000,000	73,995,396
0.16%, 2/6/2013	2,000,000	1,999,680
0.16%, 2/12/2013	2,000,000	1,999,627
0.16%, 2/15/2013	30,000,000	29,994,000
0.16%, 2/19/2013	50,000,000	49,989,111
0.16%, 2/22/2013	50,000,000	49,988,444
0.16%, 3/4/2013	100,000,000	99,972,444
0.16%, 3/7/2013	85,000,000	84,975,444
0.17%, 2/20/2013	175,000,000	174,958,681
0.2%, 2/14/2013	150,000,000	149,963,333
Province of Ontario, Canada, 0.15%, 1/31/2013	6,053,000	6,052,243
Province of Quebec, 0.15%, 1/30/2013	42,925,000	42,919,813
Queensland Treasury Corp., 0.21%, 3/18/2013	59,000,000	58,973,843
Rabobank U.S.A. Financial Corp.:
0.25%, 1/11/2013	14,000,000	13,999,028
0.46%, 3/7/2013	77,000,000	76,936,047
Regency Markets No.1 LLC:
144A, 0.21%, 1/15/2013	75,000,000	74,993,875
144A, 0.21%, 1/16/2013	43,006,000	43,002,237
Roche Holdings, Inc., 144A, 0.1%, 1/9/2013	1,000,000	999,978
SBAB Bank AB:
144A, 0.28%, 3/5/2013	29,000,000	28,985,790
144A, 0.28%, 3/12/2013	59,500,000	59,467,606
144A, 0.3%, 1/11/2013	67,500,000	67,494,375
144A, 0.3%, 1/22/2013	125,000,000	124,978,125
144A, 0.3%, 1/30/2013	70,000,000	69,983,083
Scaldis Capital LLC, 0.24%, 1/14/2013	160,315,000	160,301,106
Skandinaviska Enskilda Banken AB, 0.26%, 3/1/2013	29,750,000	29,737,323
Societe Generale North America, Inc., 0.27%, 1/2/2013	150,000,000	149,998,875
Standard Chartered Bank:
0.26%, 3/11/2013	265,400,000	265,267,742
0.26%, 3/14/2013	150,000,000	149,922,000
Straight-A Funding LLC:
144A, 0.18%, 1/2/2013	29,600,000	29,599,852
144A, 0.18%, 1/9/2013	100,000,000	99,996,000
144A, 0.18%, 1/10/2013	50,000,000	49,997,750
144A, 0.18%, 1/23/2013	30,409,000	30,405,655
144A, 0.19%, 3/1/2013	79,463,000	79,438,256
144A, 0.19%, 3/4/2013	59,750,000	59,730,449
144A, 0.19%, 3/5/2013	78,000,000	77,974,065
144A, 0.19%, 3/6/2013	64,159,000	64,137,329
Svenska Handelsbanken AB, 0.235%, 2/28/2013	80,500,000	80,469,522
Sydney Capital Corp., 144A, 0.28%, 2/14/2013	14,000,000	13,995,209
UOB Funding LLC:
0.205%, 2/19/2013	23,510,000	23,503,440
0.22%, 4/23/2013	50,000,000	49,965,778
0.24%, 2/22/2013	42,000,000	41,985,440
0.26%, 3/20/2013	45,000,000	44,974,650
Victory Receivables Corp.:
144A, 0.2%, 1/11/2013	30,000,000	29,998,333
144A, 0.2%, 1/14/2013	23,000,000	22,998,339
144A, 0.21%, 1/14/2013	68,000,000	67,994,843
144A, 0.22%, 1/10/2013	86,037,000	86,032,268
144A, 0.25%, 1/15/2013	69,000,000	68,993,292
0.25%, 1/23/2013	103,000,000	102,984,264
Walt Disney Co.:
0.12%, 2/4/2013	100,000,000	99,988,667
0.12%, 2/5/2013	100,000,000	99,988,333
Working Capital Management Co.:
144A, 0.21%, 1/14/2013	17,000,000	16,998,711
144A, 0.22%, 1/3/2013	35,120,000	35,119,571
144A, 0.25%, 1/11/2013	42,000,000	41,997,083
		10,409,663,015
Issued at Par 3.9%
ASB Finance Ltd.:
144A, 0.36%*, 6/12/2013	75,000,000	74,998,632
144A, 0.44%*, 9/4/2013	52,500,000	52,500,000
144A, 0.461%*, 2/13/2013	71,500,000	71,500,000
144A, 0.491%*, 5/17/2013	65,000,000	65,000,000
144A, 0.663%*, 2/1/2013	37,000,000	36,999,370
Australia & New Zealand Banking Group Ltd., 144A, 0.39%*, 12/6/2013	125,000,000	125,000,000
BNZ International Funding Ltd.:
144A, 0.395%*, 10/23/2013	50,000,000	50,000,000
144A, 0.49%*, 5/9/2013	24,000,000	24,000,000
Kells Funding LLC:
144A, 0.351%*, 3/19/2013	62,000,000	62,000,000
144A, 0.363%*, 9/3/2013	50,000,000	50,000,000
144A, 0.44%*, 1/17/2013	116,500,000	116,500,000
Westpac Banking Corp.:
144A, 0.305%*, 9/3/2013	49,000,000	49,000,000
144A, 0.39%*, 11/29/2013	100,000,000	100,000,000
144A, 0.57%*, 4/26/2013	90,000,000	90,000,000
		967,498,002
Total Commercial Paper (Cost $11,377,161,017)		11,377,161,017

Government & Agency Obligations 10.5%
U.S. Government Sponsored Agencies 4.9%
Federal Farm Credit Bank:
0.19%, 12/13/2013	30,000,000	30,000,000
0.219%**, 5/23/2013	15,000,000	14,986,983
Federal Home Loan Bank:
0.036%**, 1/2/2013	4,488,000	4,487,993
0.036%**, 1/2/2013	1,060,000	1,059,998
0.125%, 3/5/2013	14,095,000	14,092,630
0.15%, 6/14/2013	50,000,000	49,998,487
0.154%, 4/4/2013	20,000,000	19,999,285
0.16%, 6/5/2013	40,000,000	39,998,297
0.17%*, 11/8/2013	20,000,000	19,993,219
0.195%*, 11/4/2013	22,000,000	21,995,325
0.199%**, 6/7/2013	50,000,000	49,956,389
0.2%, 3/6/2013	50,000,000	49,998,853
0.22%*, 7/25/2013	35,000,000	34,998,997
0.24%, 4/12/2013	25,000,000	24,999,098
0.27%, 7/3/2013	35,000,000	35,000,000
0.36%, 5/16/2013	40,000,000	40,016,537
Federal Home Loan Mortgage Corp.:
0.108%**, 1/8/2013	25,000,000	24,999,417
0.113%**, 1/15/2013	100,000,000	99,995,333
0.148%**, 3/19/2013	75,000,000	74,975,937
0.149%**, 5/29/2013	65,000,000	64,959,917
0.149%**, 6/12/2013	33,000,000	32,977,725
0.152%**, 1/9/2013	25,000,000	24,999,056
0.159%**, 7/1/2013	25,000,000	24,979,889
0.169%**, 5/29/2013	38,800,000	38,772,883
1.375%**, 1/9/2013	32,000,000	32,008,206
Federal National Mortgage Association:
0.049%**, 1/14/2013	91,502,000	91,500,348
0.138%**, 3/1/2013	37,500,000	37,491,396
0.146%**, 2/6/2013	62,000,000	61,990,700
0.158%**, 4/1/2013	28,849,000	28,837,460
0.159%**, 5/16/2013	50,000,000	49,970,000
0.159%**, 5/1/2013	32,000,000	31,982,933
0.16%**, 3/4/2013	49,700,000	49,686,305
		1,221,709,596
U.S. Treasury Obligations 5.6%
U.S. Treasury Bills:
0.05%**, 4/4/2013	2,495,000	2,494,678
0.055%**, 5/2/2013	129,410,000	129,385,859
0.061%**, 3/21/2013	48,897,000	48,890,401
0.082%**, 2/7/2013	1,000,000	999,916
0.085%**, 2/14/2013	35,000,000	34,996,364
0.086%**, 2/14/2013	19,900,000	19,897,908
0.11%**, 2/14/2013	5,600,000	5,599,247
0.115%**, 3/14/2013	1,949,000	1,948,552
0.122%**, 12/12/2013	35,550,000	35,508,266
0.136%**, 2/28/2013	16,000,000	15,996,494
0.157%**, 6/27/2013	37,756,000	37,726,763
0.177%**, 10/17/2013	291,320,000	290,904,889
U.S. Treasury Notes:
0.25%, 11/30/2013	2,800,000	2,802,012
0.5%, 5/31/2013	50,000,000	50,073,756
0.5%, 10/15/2013	7,500,000	7,518,600
0.625%, 1/31/2013	100,000	100,038
0.625%, 2/28/2013	150,000,000	150,110,178
1.125%, 6/15/2013	50,000,000	50,204,574
1.375%, 1/15/2013	248,825,000	248,939,128
1.375%, 3/15/2013	73,000,000	73,175,249
2.875%, 1/31/2013	187,515,000	187,929,697
		1,395,202,569
Total Government & Agency Obligations (Cost $2,616,912,165)		2,616,912,165

Short-Term Notes* 9.3%
American Honda Finance Corp., 144A, 0.58%, 1/17/2013	30,000,000	30,005,064
Bank of Nova Scotia:
0.29%, 8/9/2013	92,600,000	92,600,000
0.34%, 1/9/2013	125,000,000	125,000,000
Canadian Imperial Bank of Commerce:
0.334%, 4/26/2013	145,000,000	145,000,000
0.352%, 4/12/2013	100,000,000	100,034,237
0.535%, 2/7/2013	25,000,000	25,000,000
Commonwealth Bank of Australia, 144A, 0.473%, 3/1/2013	75,000,000	75,000,000
HSBC Bank PLC, 144A, 0.74%, 5/15/2013	58,000,000	58,095,669
Kommunalbanken AS, 144A, 0.441%, 5/7/2013	40,000,000	40,012,668
National Australia Bank Ltd.:
0.293%, 8/13/2013	84,500,000	84,500,000
0.431%, 4/9/2013	20,000,000	20,000,000
0.471%, 3/8/2013	147,000,000	147,000,000
Rabobank Nederland NV:
0.309%, 9/10/2013	100,000,000	100,000,000
0.41%, 6/27/2013	60,000,000	60,000,000
0.41%, 11/14/2013	50,000,000	50,000,000
0.417%, 1/23/2013	82,000,000	82,000,000
0.462%, 5/7/2013	1,000,000	1,000,000
144A, 0.52%, 6/14/2013	75,000,000	75,000,000
Royal Bank of Canada:
0.57%, 6/4/2013	46,250,000	46,250,000
0.57%, 6/13/2013	110,500,000	110,500,000
Sumitomo Mitsui Banking Corp., 0.48%, 3/15/2013	106,200,000	106,200,000
Svensk Exportkredit AB, 144A, 0.46%, 5/22/2013	65,000,000	65,000,000
Toronto-Dominion Bank, 0.3%, 4/19/2013	129,200,000	129,232,036
Westpac Banking Corp.:
0.26%, 7/24/2013	75,000,000	75,000,000
0.383%, 5/3/2013	100,000,000	100,029,551
0.39%, 11/15/2013	112,500,000	112,500,000
0.472%, 8/9/2013	82,500,000	82,500,000
0.492%, 2/6/2013	49,000,000	49,000,000
0.59%, 5/9/2013	125,000,000	125,000,000
Total Short-Term Notes (Cost $2,311,459,225)		2,311,459,225

Time Deposits 6.2%
Bank of America NA, 0.01%, 1/2/2013	400,000,000	400,000,000
BNP Paribas, 0.04%, 1/2/2013	46,000,000	46,000,000
Citibank NA, 0.19%, 1/2/2013	181,000,000	181,000,000
Commonwealth Bank of Australia, 0.01%, 1/2/2013	154,000,000	154,000,000
Credit Agricole Corporate & Investment Bank, 0.18%, 1/2/2013	550,000,000	550,000,000
Natixis, 0.12%, 1/2/2013	100,000,000	100,000,000
Societe Generale, 0.15%, 1/2/2013	100,000,000	100,000,000
Total Time Deposits (Cost $1,531,000,000)		1,531,000,000

Municipal Investments 6.6%
Arizona, Nuveen Premium Income Municipal Fund, Inc., Series T30017-I, 144A, 0.19%***, 8/1/2014, LIQ: Citibank NA	27,900,000	27,900,000
BlackRock MuniHoldings New Jersey Quality Fund, Inc., Series W-7-1727, 144A, AMT, 0.33%***, 7/1/2041, LIQ: Bank of America NA	30,000,000	30,000,000
BlackRock MuniHoldings New York Quality Fund, Inc., Series W-7-2436, 144A, AMT, 0.33%***, 7/1/2041, LIQ: Bank of America NA	40,000,000	40,000,000
BlackRock MuniYield Fund, Inc., Series W-7-2514, 144A, AMT, 0.33%***, 7/1/2041, LIQ: Bank of America NA	25,000,000	25,000,000
California, State General Obligation:
144A, 0.26%, 2/14/2013	14,000,000	14,000,000
0.26%, 3/7/2013	24,000,000	24,000,000
California, State Housing Finance Agency, Multi-Family Housing Revenue, Series A, AMT, 0.13%***, 2/1/2035, LOC: Fannie Mae, Freddie Mac	31,780,000	31,780,000
California, Wells Fargo State Trusts:
Series 16C, 144A, 0.16%***, 9/1/2029, LIQ: Wells Fargo Bank NA	42,515,000	42,515,000
Series 72C, 144A, 0.16%***, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo & Co.	28,275,000	28,275,000
Series 25C, 144A, 0.16%***, 11/1/2041, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,525,000	9,525,000
City of Chicago, IL, 0.27%, 3/11/2013	21,863,000	21,851,686
Colorado, RBC Municipal Products, Inc. Trust, Series E-25, 144A, AMT, 0.16%***, 11/15/2025, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,000,000	22,000,000
Colorado, Wells Fargo Stage Trust, Series 42C, 144A, AMT, 0.16%***, 11/15/2023, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,835,000	9,835,000
Eagle Tax- Exempt Trust, 144A, AMT, 0.18%***, 4/15/2049, LIQ: Federal Home Loan Bank	14,870,000	14,870,000
Hawaii, Wells Fargo Stage Trust, Series 54C, 144A, 0.16%***, 4/1/2029, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,240,000	9,240,000
Illinois, Educational Facilities Authority Revenues, 0.19%, 1/2/2013	11,000,000	11,000,000
Illinois, Wells Fargo Stage Trust, Series 50C, 144A, 0.16%***, 11/15/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,110,000	9,110,000
Iowa, State Finance Authority, Single Family Mortgage, Series C, AMT, 0.14%***, 1/1/2036, SPA: State Street Bank & Trust Co.	4,900,000	4,900,000
Johnson City, TN, Health & Educational Facilities Board Hospital Revenue, Series B3, 0.2%***, 7/1/2033, LOC: Mizuho Corporate Bank	700,000	700,000
Kentucky, State Housing Corp. Revenue, Series O, 0.2%***, 1/1/2036, SPA: State Street Bank & Trust Co.	16,660,000	16,660,000
Kentucky, State Housing Corp., Housing Revenue, Series F, AMT, 0.14%***, 7/1/2029, SPA: PNC Bank NA	20,540,000	20,540,000
Maine, State Housing Authority, Mortgage Revenue, Series E-2, AMT, 0.15%***, 11/15/2041, SPA: State Street Bank & Trust Co.	8,000,000	8,000,000
Michigan, Finance Authority, School Loan:
Series B, 0.18%***, 9/1/2050, LOC: PNC Bank NA	25,000,000	25,000,000
Series C, 0.18%***, 9/1/2050, LOC: Bank of Montreal	21,000,000	21,000,000
Michigan, RBC Municipal Products, Inc. Trust:
Series L-27, 144A, AMT, 0.18%***, 3/1/2031, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	19,245,000	19,245,000
Series L-25, 144A, AMT, 0.18%***, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	66,745,000	66,745,000
Minnesota, State Housing Finance Agency, Residential Housing Finance, Series C, AMT, 0.14%***, 7/1/2048, LIQ: Federal Home Loan Bank	8,000,000	8,000,000
Minnesota, State Office of Higher Education Revenue, Supplementary Student, Series A, 0.18%***, 12/1/2043, LOC: U.S. Bank NA	11,500,000	11,500,000
New Hampshire, State Health & Education Facilities Authority Revenue, Higher Education Loan Corp., Series A, 0.17%***, 12/1/2032, LOC: Royal Bank of Canada	20,696,000	20,696,000
New Mexico, Educational Assistance Foundation, Series A-1, AMT, 0.15%***, 4/1/2034, LOC: Royal Bank of Canada	11,365,000	11,365,000
New Mexico, Wells Fargo Stage Trust, Series 40C, 144A, 0.16%***, 8/1/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,265,000	9,265,000
New York, State Energy Research & Development Authority, Consolidated Edison Co., Inc.:
Series A-4, AMT, 0.12%***, 6/1/2036, LOC: Scotiabank	39,100,000	39,100,000
Series A-2, AMT, 0.14%***, 6/1/2036, LOC: Scotiabank	18,100,000	18,100,000
Series A-3, AMT, 0.14%***, 6/1/2036, LOC: Scotiabank	18,700,000	18,700,000
New York, State Housing Finance Agency Revenue, 88 Leonard Street, Series A, 144A, 0.25%***, 11/1/2037, LOC: Landesbank Hessen-Thuringen	11,750,000	11,750,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series TR-T30001-I, 144A, 0.19%***, 6/15/2044, LIQ: Citibank NA	8,000,000	8,000,000
Nuveen Dividend Advantage Municipal Fund, Series T30017-I, 144A, 0.19%***, 8/1/2014, LIQ: Citibank NA	70,300,000	70,300,000
Nuveen Select Quality Municipal Fund, Inc., Series 1-2525, 144A, AMT, 0.23%***, 5/1/2041, LIQ: Barclays Bank PLC	40,000,000	40,000,000
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series N, AMT, 0.14%***, 9/1/2036, SPA: State Street Bank & Trust Co.	68,405,000	68,405,000
Ohio, Wells Fargo Stage Trust, Series 12C, 144A, 0.16%***, 3/1/2031, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	28,550,000	28,550,000
Oklahoma, Wells Fargo Stage Trust, Series 67C, 144A, 0.16%***, 9/1/2037, LIQ: Wells Fargo Bank NA	43,245,000	43,245,000
San Jose, CA, Financing Authority:
Series E2, 0.17%***, 6/1/2025, LOC: U.S. Bank NA	11,860,000	11,860,000
Series F, 0.18%***, 6/1/2034, LOC: Bank of America NA	58,315,000	58,315,000
San Jose, CA, Financing Authority Lease Revenue, Ice Center, Series E1, 0.19%***, 6/1/2025, LOC: Bank of America NA	11,870,000	11,870,000
South Carolina, State Jobs-Economic Development Authority, Economic Development Revenue, Goodwill Industries of Upper South Carolina, Inc., 0.13%***, 9/1/2028, LOC: Branch Banking & Trust	5,595,000	5,595,000
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 144A, 0.18%***, 5/1/2016, LOC: BNP Paribas	54,025,000	54,025,000
Texas, Capital Area Housing Finance Corp., Cypress Creek at River Apartments, AMT, 0.15%***, 10/1/2039, LOC: Citibank NA	10,790,000	10,790,000
Texas, JPMorgan Chase Putters/Drivers Trust, Various States:
Series 4263, 144A, 0.14%***, 8/30/2013, LIQ: JPMorgan Chase Bank NA	157,000,000	157,000,000
Series 4264, 144A, 0.14%***, 8/30/2013, LIQ: JPMorgan Chase Bank NA	28,000,000	28,000,000
Texas, State General Obligation, Series E, 0.2%***, 12/1/2026, SPA: JPMorgan Chase Bank NA	19,000,000	19,000,000
Texas, State Transportation Revenue, 2.5%, 8/30/2013	156,000,000	158,342,282
Texas, State Veterans Housing Assistance Fund II, Series A, 144A, AMT, 0.15%***, 6/1/2034, SPA: Landesbank Hessen-Thuringen	17,320,000	17,320,000
Texas, Wells Fargo Stage Trust, Series 20C, 144A, AMT, 0.21%***, 5/1/2038, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	16,120,000	16,120,000
University of Illinois, Health Services Facilities Systems, 0.15%***, 10/1/2026, LOC: JPMorgan Chase Bank NA	10,600,000	10,600,000
Volusia County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Cape Morris Cove Apartments, Series A, AMT, 0.14%***, 10/15/2042, LOC: JPMorgan Chase Bank NA	6,140,000	6,140,000
Washington, State Housing Finance Commission, Rolling Hills Apartments Project, Series A, 144A, AMT, 0.16%***, 6/15/2037, LIQ: Fannie Mae	6,125,000	6,125,000
Washington, Wells Fargo Stage Trust:
Series 69C, 144A, 0.16%***, 10/1/2019, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	23,000,000	23,000,000
Series 21C, 144A, 0.16%***, 12/1/2037, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo & Co.	10,345,000	10,345,000
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series E1, AMT, 0.14%***, 12/1/2028, LOC: JPMorgan Chase Bank NA	25,000,000	25,000,000
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series B, 0.19%***, 3/1/2033, LOC: Fannie Mae, Freddie Mac	12,465,000	12,465,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.15%***, 4/1/2042, LOC: Wells Fargo Bank NA	24,235,000	24,235,000
Total Municipal Investments (Cost $1,626,814,968)		1,626,814,968

Repurchase Agreements 3.7%
BNP Paribas, 0.18%, dated 12/31/2012, to be repurchased at $38,000,380 on 1/2/2013 (a)	38,000,000	38,000,000
Citigroup Global Markets, Inc., 0.19%, dated 12/26/2012, to be repurchased at $115,004,249 on 1/2/2013 (b)	115,000,000	115,000,000
JPMorgan Securities, Inc., 0.25%, dated 12/31/2012, to be repurchased at $36,000,500 on 1/2/2013 (c)	36,000,000	36,000,000
JPMorgan Securities, Inc., 0.42%, dated 12/10/2012, to be repurchased at $250,277,083 on 3/15/2013 (d)	250,000,000	250,000,000
Merrill Lynch & Co., Inc., 0.15%, dated 12/31/2012, to be repurchased at $51,987,142 on 1/2/2013 (e)	51,986,709	51,986,709
Merrill Lynch & Co., Inc., 0.19%, dated 12/31/2012, to be repurchased at $42,000,443 on 1/2/2013 (f)	42,000,000	42,000,000
Morgan Stanley & Co., Inc., 0.25%, dated 12/31/2012, to be repurchased at $348,004,833 on 1/2/2013 (g)	348,000,000	348,000,000
RBS Securities, Inc., 0.18%, dated 12/31/2012, to be repurchased at $10,000,100 on 1/2/2013 (h)	10,000,000	10,000,000
The Toronto-Dominion Bank, 0.14%, dated 12/31/2012, to be repurchased at $25,000,194 on 1/2/2013 (i)	25,000,000	25,000,000
Total Repurchase Agreements (Cost $915,986,709)		915,986,709

	% of Net Assets	Value ($)

Total Investment Portfolio ($23,824,631,589)†	96.0	23,824,631,589
Other Assets and Liabilities, Net	4.0	985,125,532
Net Assets	100.0	24,809,757,121

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of December 31, 2012.

† The cost for federal income tax purposes was $23,824,631,589.

(a) Collateralized by $39,369,000 International Bank for Reconstruction & Development, 0.875%, maturing on 4/17/2017 with a value of $39,900,901.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
74,994,312	Federal Home Loan Mortgage Corp.	2.46-4.0	1/1/2042- 11/1/2042	80,631,850
33,566,662	Federal National Mortgage Association	3.31-4.5	11/1/2020- 7/1/2039	37,371,349
Total Collateral Value				118,003,199

(c) Collateralized by $34,138,827 Federal National Mortgage Association, with the various coupon rates from 3.5-5.5%, with various maturity dates of 7/1/2038-5/1/2042 with a value of $36,724,564.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
532,829	Chase Funding Loan Acquisition Trust	5.5	8/25/2034	56,621
15,769	Chase Funding Mortgage Loan Asset-Backed Certificates	0.79	11/25/2034	14,737
1,020,038	Chase Funding Mortgage Loan Asset-Backed Certificates	4.429	10/25/2014	1,038,129
166,564	CIT Group Home Equity Loan Trust	3.93	3/20/2032	171,261
7,927,000	Citifinancial Mortgage Securities, Inc.	4.57	4/25/2034	7,612,777
1,844,886	Countrywide Asset-Backed Certificates	5.896	2/25/2034	1,931,356
49,091,581	Greywolf CLO Ltd.	0.556	2/18/2021	47,363,704
4,291,095	JP Morgan Chase Commercial Mortgage Securities Corp.	5.711	2/12/2049	4,721,930
135,794,724	KKR Financial CLO 2007-A Corp.	1.054	10/15/2017	135,136,662
10,000,000	Merrill Lynch Mortgage Investors, Inc.	0.41	8/25/2036	9,561,749
7,500,000	Morgan Stanley Capital I Trust 2007-HQ13	5.569	12/15/2044	8,509,176
200,176	RAMP Trust	4.97	9/25/2033	206,881
40,328,750	Santander Consumer Acquired Receivables Trust 2011-S1	1.44	8/15/2016	40,616,497
2,900,000	SLM Student Loan Trust	0.708	6/15/2033	2,470,993
625,000	Tricadia CDO 2006-6 Ltd.	0.713	11/5/2041	494,467
Total Collateral Value				259,906,940

(e) Collateralized by $53,047,200 U.S. Treasury Bill, maturing on 5/23/2013 with a value of $53,027,042.

(f) Collateralized by $39,678,282 Federal National Mortgage Association, 4.5%, maturing on 1/1/2031 with a value of $43,260,001.

(g) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
23,108,000	Asian Development Bank	6.22	8/15/2027	32,607,648
7,570,000	Federal Home Loan Bank	1.25	12/28/2022	7,191,500
229,466,466	Federal Home Loan Mortgage Corp.	3.5-4.5	10/1/2040- 9/1/2042	246,377,573
72,750,000	Inter-American Development Bank	1.125	3/15/2017	74,227,734
Total Collateral Value				360,404,455

(h) Collateralized by $10,110,000 U.S. Treasury Note, 1.0%, maturing on 7/15/2013 with a value of $10,203,440.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,252,371	Alabama Power Co.	6.125	5/15/2038	11,060,210
11,879,756	Archer-Daniels-Midland Co.	5.935	10/1/2032	14,964,305
Total Collateral Value				26,024,515

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

LIQ: Liquidity Facility

LOC: Letter of Credit

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (j)	$—	$22,908,644,880	$—	$22,908,644,880
Repurchase Agreements	—	915,986,709	—	915,986,709
Total	$—	$23,824,631,589	$—	$23,824,631,589

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(j) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments in non-affiliated securities, valued at amortized cost	$23,824,631,589
Cash	976,443,242
Receivable for investments sold	1,000,000
Interest receivable	10,880,784
Other assets	288,521
Total assets	24,813,244,136
Liabilities
Accrued management fee	2,286,759
Accrued Trustees' fees	364,749
Other accrued expenses and payables	835,507
Total liabilities	3,487,015
Net assets, at value	$24,809,757,121

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Interest	$64,883,353
Expenses: Management fee	28,866,173
Administration fee	6,850,915
Custodian fee	222,369
Professional fees	226,666
Reports to shareholders	18,236
Trustees' fees and expenses	927,656
Other	608,840
Total expenses before expense reductions	37,720,855
Expense reductions	(5,747,176)
Total expenses after expense reductions	31,973,679
Net investment income	32,909,674
Net realized gain (loss) from investments	149,845
Net increase (decrease) in net assets resulting from operations	$33,059,519

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$32,909,674	$26,532,657
Net realized gain (loss)	149,845	1,557,847
Net increase (decrease) in net assets resulting from operations	33,059,519	28,090,504
Capital transactions in shares of beneficial interest: Proceeds from capital invested	209,300,376,621	230,841,771,646
Value of capital withdrawn	(205,307,855,694)	(244,517,559,931)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	3,992,520,927	(13,675,788,285)
Increase (decrease) in net assets	4,025,580,446	(13,647,697,781)
Net assets at beginning of period	20,784,176,675	34,431,874,456
Net assets at end of period	$24,809,757,121	$20,784,176,675

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24,810	20,784	34,432	42,466	29,653
Ratio of expenses before expense reductions (%)	.17	.16	.17	.16	.17
Ratio of expenses after expense reductions (%)	.14	.15	.16	.14	.13
Ratio of net investment income (%)	.14	.10	.16	.43	2.85
Total Return (%)a,b	.14	.11	.17	.48	2.81
a Total return would have been lower had certain expenses not been reduced. b Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Management Portfolio (the "Portfolio'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2012, Cash Management Fund, Cash Reserves Fund Institutional, Cash Reserves Fund — Prime Series and DWS Money Market Series owned approximately 10%, 7%, 3% and 78%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $3.0 billion of the Portfolio's average daily net assets	.1500%
Next $4.5 billion of such net assets	.1325%
Over $7.5 billion of such net assets	.1200%

The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.14% of the Fund's average daily net assets. The waiver may be changed or terminated at anytime without notice.

For the year ended December 31, 2012, the Advisor waived a portion of its management fee aggregating $5,747,176, and the amount charged aggregated $23,118,997, which was equivalent to an annual effective rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $6,850,915, of which $683,254 is unpaid.

Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2012, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $973, all of which is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the "Portfolio'') at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2013	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

Cash Reserves Fund Institutional (the "Fund"), a series of DWS Money Market Trust, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objective. The Portfolio's Board of Trustees approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and the Fund's Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio), including the Independent Trustees, approved the renewal of the Fund's investment management agreement with DWS (the "Fund Agreement," and together with the Portfolio Agreement, the "Agreements") in September 2012. The Portfolio's Board of Trustees and the Fund's Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Portfolio's and Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by an independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Portfolio and the Fund, and that the Fund Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS provides portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Portfolio's and the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's gross performance (Institutional Class shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio's and the Fund's investment management fee schedules and the Fund's operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DWS under the respective administrative services agreements, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. The Board noted that the Fund's total (net) operating expenses, which include Portfolio expenses allocated to the Fund, were lower than the median of the applicable Lipper expense universe for Institutional Class shares (2nd quartile) (based on Lipper data provided as of December 31, 2011). The Board considered the Portfolio's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DWS.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board noted that the Portfolio's management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's and the Fund's fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DWS of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

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Written Correspondence	Deutsche Asset & Wealth Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Nasdaq Symbol	BIRXX
CUSIP Number	23337T 128
Fund Number	500

Notes

Notes

Notes

Deutsche Asset Management
A Member of the Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

CRFINST-2
(R-025790-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVES FUND INSTITUTIONAL
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$19,405	$0	$0	$0
2011	$18,840	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Money Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2013